UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2013

ZIONS BANCORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Utah	001-12307	87-0227400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, 15th Floor, Salt Lake City, Utah	84111
(Address of Principal Executive Offices)	(Zip Code)

(801) 524-4787

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 3.03	Material Modification to Rights of Security Holders

Upon issuance of the Series I Preferred Stock (defined in Item 5.03 below) on May 21, 2013, the ability of Zions Bancorporation (the “Registrant”) to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock will be subject to certain restrictions in the event that the Registrant fails to pay dividends on its Series I Preferred Stock. These restrictions are set forth in the Articles of Amendment establishing the terms of the Series I Preferred Stock, a copy of which is listed as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 17, 2013, the Registrant filed Articles of Amendment to its Restated Articles of Incorporation with the Utah Division of Corporations and Commercial Code, setting forth the terms of its Series I Fixed/Floating Rate Non-Cumulative Perpetual Preferred Stock, liquidation preference $1,000 per share (the “Series I Preferred Stock”). A copy of the Articles of Amendment relating to the Series I Preferred Stock is listed as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

On May 17, 2013, the Registrant issued a press release announcing the pricing of its public offering of shares of the Company’s Series I Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional exhibits are filed herewith in connection with the offering, issuance and sale of the Depositary Shares under the Registrant’s Registration Statement on Form S-3 (No. 333-173299) previously filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 17, 2013, between Zions Bancorporation and Deutsche Bank Securities Inc. and Goldman, Sachs & Co., as representatives of the several underwriters.

3.1, 4.1	Articles of Amendment to the Restated Articles of Incorporation of Zions Bancorporation with respect to the Series I Fixed/Floating Rate Non-Cumulative Perpetual Preferred Stock, dated May 17, 2013.

Exhibit No.	Description

4.2	Form of certificate representing the Series I Fixed/Floating Rate Non-Cumulative Perpetual Preferred Stock.

5.1	Opinion of Callister Nebeker & McCullough, a Professional Corporation.

99.1	Zions Bancorporation Press Release dated May 17, 2013.

99.2	Information relating to Item 14 of the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

Date: May 21, 2013	By:	/s/ Thomas E. Laursen
		Name:	Thomas E. Laursen
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 17, 2013, between Zions Bancorporation and Deutsche Bank Securities Inc. and Goldman, Sachs & Co., as representatives of the several underwriters.

3.1, 4.1	Articles of Amendment to the Restated Articles of Incorporation of Zions Bancorporation with respect to the Series I Fixed/Floating Rate Non-Cumulative Perpetual Preferred Stock, dated May 17, 2013.

4.2	Form of certificate representing the Series I Fixed/Floating Rate Non-Cumulative Perpetual Preferred Stock.

5.1	Opinion of Callister Nebeker & McCullough, a Professional Corporation.

99.1	Zions Bancorporation Press Release dated May 17, 2013.

99.2	Information relating to Item 14 of the Registration Statement.